Investor Presentation May 2014

2 FORWARD-LOOKING STATEMENTS: This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding the assumptions we make about our business and economic model, our dividend policy, earnings guidance, financing capacity, servicing fees, business strategy and other plans, expectations and objectives for our future operations, are forward-looking statements. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. We have included certain of these risks and uncertainties in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” sections of our most recent annual and quarterly reports and other reports as filed with the SEC that we believe could cause actual results or events to differ materially from those expressed or implied by the forward looking statements that we make in this presentation. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The information in the presentation is provided to you as of the date hereof, and unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. NON-GAAP MEASURES: In addition to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”), this presentation also contains references to cash generated available for distribution, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

3  HLSS owns high-quality mortgage servicing assets  Non-agency mortgage servicing advances  Rights to non-agency MSRs  Early buyout (EBO) loans  Assets generate a stable, recurring, fee-based earnings stream  Consistent earnings, dividend and book value growth since IPO in March 2012  Quarterly EPS1 – $0.33 to $0.61  Monthly Dividends1 – $0.10 to $0.16  Book Value1 – $12.82 to $17.54 Business HLSS Overview Growth Plan  Ocwen’s portfolio includes more than $65 billion UPB available for purchase  Q1 2014 purchase of EBO loans diversifies assets while preserving earnings stability  Active discussions with owners of mortgage assets Value Proposition  Opportunity to invest in stable mortgage assets that are generally inaccessible to investors  Minimal credit exposure – HLSS’ non-agency assets are 23 times over- collateralized, and EBO loans are FHA-insured  Unique business model with significant downside protection and potential to increase earnings  Liquidity risk mitigated by match funded capital structure 1 Quarterly Earnings Per Share (EPS) and Book Value figures are from Q2 2012 and Q1 2014. Monthly Dividends per share figures are from Q2 2012 and Q2 2014 (declared).

4 Leadership Team William C. Erbey Chairman of the Board John P. Van Vlack President and Chief Executive Officer James E. Lauter Senior Vice President and Chief Financial Officer Richard Delgado Senior Vice President and Treasurer Michael G. Lubin Senior Vice President and General Counsel Bryon E. Stevens Senior Vice President, IR & Capital Markets

5 Mortgage Servicing  Back office for non-agency mortgage market  Receives payments from borrower  Distributes payments to loan owner  Advance payments for delinquent borrowers (Servicing Advances)  Repaid from borrower payments and liquidation proceeds  Paid fixed fee (MSR Asset)  No exposure to mortgage credit losses B o rr o w er s Ser v ice r L o a n O w n er s Borrower Borrower Borrower Borrower Borrower Monthly P&I +Liquidation Proceeds Monthly P&I + Liquidation Proceeds – Servicing Fees – Advances Repaid Bond Holders Servicer Servicing Advances New Repaid

6 $175.8 Billion Portfolio UPB $168.5 Billion Downside Protection $7.3 Billion1 ~95% decline in real estate value would be required to impair HLSS’ non-agency assets  HLSS’ non-agency assets are 23 times over collateralized by ending UPB of $175.8 billion  92% of assets are Servicing Advances, FHA-insured assets or Cash which have no MTM  8% of assets are non-agency MSRs that have a stable valuation history  No change in servicing asset valuations since inception Assets have Limited Credit and Valuation Risk Cash & Reserves2 $0.4 Billion or 5.1% Rights to MSRs $0.6 Billion or 7.6% Servicing Advances $6.3 Billion or 79.7% HLSS Assets 2 Reserves associated with the Advance Financing Facility Note: Data as of Q1 2014 1 Excludes $0.6 billion of FHA-insured assets EBO loans $0.6 Billion or 7.6%

7 1.00% 1.50% 2.00% 2.50% 3.00% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 3/12 8/12 1/13 6/13 11/13 4/14 10Y U.S. Treasury .0 .0 HLSS Agency Mortgage REITs HLSS’ Asset Valuations Unaffected by Recent Volatility Net Unrealized Gain/Loss as % of Average Equity 10Y U.S. Treasury  Interest rate volatility results in gains and losses at mortgage REITs  Leverage amplifies the impact of those gains and losses  HLSS has never taken an impairment on its assets Note: Agency Mortgage REITs include: AGNC, ARR, NLY 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 1Q14 4Q13

8 Stable Revenue and Expenses Predictable Revenue Stream Known Expense Structure Hedged Financing Cost  Revenues based on asset balance  Contractual annual revenue based on UPB  Expenses based on asset balance  Sub-servicing fees paid to Ocwen also based on UPB  Ocwen bears operational risk and servicing cost volatility  MSR amortization is based on prepayment speeds which have decreased relative to purchase assumptions  Fixed rate notes with maturities matched to expected borrowing needs  Variable rate exposure hedged via LIBOR swaps and income on custodial balances Stability of revenue, borrowing cost and asset valuations result in predictable earnings

Non-agency Subservicing Fee Adjusts to Support Targeted Yield

HLSS HOME LOAN SERVICING SOLUTIONS®

- HLSS' largest expense can be reduced by up to ~75% to stabilize earnings
- Protects against higher interest expense if Servicing Advances increase
- HLSS benefits from lower interest expense if Servicing Advances decrease
- Incentive fee exceeds interest expense, allowing HLSS' earnings to withstand outsized stress scenarios



21 bps Subservicing Fee paid to Ocwen
5 bps Base Fee
16 bps Incentive Fee
~25% Base Fee
~75% Downside Protection

Note: Amounts based on 43 bps servicing fee earned and 21 bps retained fee in Q1 2014. The incentive fee is the servicing fee minus the base fee and the retained fee

9

10 19.9 19.2 19.0 18.5 18.2 17.8 17.7 17.4 2.81% 2.66% 2.49% 2.37% 2.28% 2.17% 2.07% 1.98% 3.61% 0.50% 1.50% 2.50% 3.50% 10.0 15.0 20.0 25.0 (% of UPB) (an nu aliz ed bp s) Retained Fee Target Advance Ratio Actual Advance Ratio Ocwen Contract Ties Servicing Fees to Advance Ratio Scheduled step-downs in the retained fee and advance ratio  Retained fees are servicing fees net of subservicing expenses paid to Ocwen  While actual advances exceed the target advance ratio, Ocwen’s incentive fee is reduced at the annual rate of One-Month LIBOR plus 2.75% on excess servicing advances  Q1 retained fee of 22.1bps includes 2.2bps from the reduction to the incentive fee Fee split determined to achieve a targeted yield at HLSS Note: The retained fee and target advance ratio reflect the weighted averages for the March 31, 2014 portfolio

Fixed Rate Advance Financing Stabilizes Earnings

HLSS HOME LOAN SERVICING SOLUTIONS®

- Issued $600 million of one-year notes and $200 million of three-year notes at a weighted average coupon of 1.53%
- Extended the maturity of notes in our second master trust by one year and reduced spreads
- Custodial account balances earn interest at a variable rate, providing a hedge against rising interest rates
- Advances in excess of target are compensated at a variable rate as an adjustment to Ocwen's incentive fee

Lower Effective Interest Rate[1]



6.00%
5.00%
4.00%
3.00%
2.00%
5.44%
5.01%
3.48%
2.76%
2.48%
2.40%
2.26%
2.25%
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114

Limited Exposure to Variable Rates[2]



($ in Millions)
6,000
4,000
2,000
-
Projected borrowing
Advances earning variable
Custodial balances earning variable
Variable rate exposure
Fixed Rate Term Note Balance
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17

[1] Excludes senior secured term loan and EBO facility

[2] Projected borrowing, Advances earning variable, Custodial balances earning variable and Variable rate exposure are projected for the March 31, 2014 portfolio assuming a 1.25% monthly reduction in the advance to UPB ratio, a 12.5% annual prepayment speed and 90% funding efficiency on servicing advances. Rates are forward looking statements and are based on a number of factors outside our control. See "Forward Looking Statements" at the beginning of this presentation."

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12 $189.2 $43.7 Servicing revenue Interest income Subservicing fees Interest expense Amortization of MSRs Operating expenses and other GAAP Net Income Components of Income Incentive  First quarter EPS of $0.61 is above guidance, primarily due to a $0.06 per share benefit due to lower than expected prepayment speeds  The incentive fee represents 75% of total subservicing fees paid to Ocwen  Earnings exceeded dividends declared during the quarter by $11.7 million First Quarter 2014 Earnings 4 ($ in Millions) 90.6 Basis points per UPB¹ (Annualized): 1 Calculated using average UPB for Q1 2013 2 Interest earned on corporate and custodial cash balances and one-month of interest on EBO loans 3 Non-GAAP measure. Please see our earnings release dated April 17, 2014 for a reconciliation to the corresponding GAAP measure 4 Operating expenses and taxes, net of billing to Ocwen for services provided Retained Fee 43 bps 21 bps 8 bps 4 bps 1 bps 10 bps Base 37.5 16.7 3.0 2 3.7 3 1 bps

13 $43.7 $106.8 $74.8 16.7 48.2 1.8 32.0 Net Income Amortization of MSRs Decrease in advance haircut Changes in other assets / liabiliti s Cash generated vailabl for distri ution Dividends declared Cash available for reinvestmentComponents of Cash Flow  Servicing advances resumed their decline in Q1, which aided by an increase in the effective borrowing rate, released $48.2 million of advance haircut  Cash generated available for distribution is 3x dividends declared during Q1  Cash available for reinvestment after paying dividends of $74.8 million  Total cash and available credit of $101.7 million at March 31, 2014 1 Servicing advances decreased by $44.4 million and the effective borrowing rate on advances increased to 91.4% on a fully drawn basis ($ in Millions) First Quarter 2014 Cash Flow 1 3x Dividend Coverage

14 $0.33 $0.37 $0.44 $0.44 $0.48 $0.49 $0.56 $0.61 $0.30 $0.30 $0.35 $0.38 $0.42 $0.45 $0.45 $0.45 $0.48 $12.82 $13.67 $15.76 $15.85 $17.23 $17.25 $17.37 $17.54 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 EPS Dividends per Share Book Value per Common Share Historical Performance Per Share Metrics  Earnings have grown substantially without contribution from asset revaluation  Book value has grown with accretive equity offerings and earnings in excess of the dividend, which have been profitably reinvested  Dividend has been increased six times supported by earnings growth; current dividend has not been adjusted to reflect recent earnings lift from slower prepayment speeds 1 1 Green bar reflects declared dividend for April, May and June 2014 and blue bar reflects the earnings guidance range. Statements regarding earnings guidance are forward looking statements and are based on a number of factors outside our control. See “Forward Looking Statements” at the beginning of this presentation. $0.52 - $0.59 Guidance - Low Guidance - High

HLSS Expects to Maintain Yield Under Economic "Shocks"

HLSS HOME LOAN SERVICING SOLUTIONS®

- HLSS' contract with Ocwen is designed to stabilize earnings if delinquencies and servicing advances increase
  - 20% increase in Servicing Advance Ratio resulting from a severe economic downturn not expected to reduce earnings
- Fixed rate term borrowing and interest rate hedges are designed to stabilize earnings if interest rates increase
  - 600bps LIBOR spike on variable borrowing is more than offset near term by additional interest income and realized gains on interest rate swaps

Estimated Impact of a Spike in Delinquencies and Advances on Net Income[1]


($ in Millions)
20% Increase in Servicing Advance Ratio
$43.7
(6.3)
(2.3)
9.2
$44.2
Q1 2014 Net Income
Increase in Interest Expense
Equity Yield on Advance Haircut
Reduction of Subservicing Fee
Q1 2014 Adjusted Net Income

Estimated Impact of a Spike in LIBOR on Net Income[2]


($ in Millions)
600bps Increase in LIBOR
$43.7
(21.4)
15.8
8.1
$46.2
Q1 2014 Net Income
Increase in Interest Expense
Increase in Interest Income
Realized Gain on LIBOR Swaps
Q1 2014 Adjusted Net Income

Analysis based on results for Q1 2014. For illustrative purposes only; results for prior periods and the estimated adjustments are not necessarily indicative of results or the impact of adjustments for future periods.

[1] "Increase in Interest Expense" reflects estimated increase in borrowing cost to finance higher Servicing Advances assuming no changes in interest rates or prepayment speeds. "Equity Yield on Advance Haircut" reflects the foregone earnings (based on current earnings yield) resulting from the reduction in income-earning MSR assets as more capital is invested in the equity component of Servicing Advances. "Reduction of Subservicing Fee" reflects the amount the Performance Fee (a component of the Subservicing Fee) would be reduced pursuant to arrangements in place.

[2] "Increase in Interest Expense" reflects impact of a rate increase on variable rate borrowing on Servicing Advances, EBO Loans and the senior secured term loan based on the current note structure and assumes no change in asset values. "Increase in Interest Income" reflects the increase in interest earned on custodial accounts, facility reserve accounts and corporate cash. "Realized Gain on LIBOR Swaps" is based on swaps in place during Q1 2014 and assumes hedge accounting; it does not include the change in swap deposits.

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16 0.00% 3.00% 6.00% 9.00% 12.00% $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 6/12 8/12 10/12 12/12 2/13 4/13 6/13 8/13 10/13 12/13 2/14 4/14 Stock Price Earnings Yield BBB Debt Yield Term Loan Yield Equity and Debt Yields Note: Earnings yields based on historical EPS guidance. BBB Debt yields based on the most recent, 3-year BBB-rated servicing advance securitization at each respective date. Term Loan yields based on trading yields at each respective date. The presentation of EPS guidance and results from prior periods should not be regarded as a representation that similar or better results will be achieved in future periods. Forward looking statements and are based on a number of factors outside our control. See “Forward Looking Statements” at the beginning of this presentation."  Despite strong earnings, recent pressure on the mortgage servicers has impacted HLSS’ shares

17 Investment Highlights  Attractive risk-adjusted returns relative to other yield oriented investments  8.8% annualized dividend yield1 based on current share price  23 times over-collateralization and FHA-guarantee virtually eliminates credit risk  Asset composition – 92% servicing advances, EBOs and cash – mitigates valuation risk  Profits purchased up front – targeted return not dependent on asset appreciation or valuations  Ocwen retains all operating risk under an incentive contract designed to stabilize HLSS earnings  Solid downside protection with limited exposure to a down economy but opportunity to increase dividend in an improving economy with rising interest rates  Cash flow in excess of dividend used to replenish and increase asset base in accretive flow transactions High Quality Assets Stable Earnings Stream Large Positive Alpha 1 Based on the closing share price of $21.82 per share on May 14, 2014